K Share Prospectus

US Equity Funds

Dividend Focused

Equities

Opportunity

Select Equities

Value Added

Value Opportunities

This Prospectus tells you about the Class K shares of six of the separate investment funds offered by TCW Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

February 28, 2007

The Firm

Founded in 1971, the TCW Group (TCW) provides a broad range of international and US equity and fixed income investment products and services for investors around the world. With a team of more than 325 investment and administrative professionals located in Los Angeles, New York and Houston, TCW has a broad depth of knowledge, investment experience and research capability. TCW Investment Management Company, a member of TCW and an investment advisor registered with the Securities and Exchange Commission, will act as the advisor to the TCW Funds.

TCW Funds, Inc.

This prospectus tells you about the Class K shares of six of the separate investment funds offered by TCW Funds, Inc. (collectively, the “Funds”) each of which has different investment objectives and policies that are designed to meet different investment goals. Please read this document carefully before investing, and keep it for future reference.

TCW Dividend Focused Fund

TCW Equities Fund

TCW Opportunity Fund

TCW Select Equities Fund

TCW Value Added Fund

TCW Value Opportunities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

February 28, 2007

GENERAL FUND INFORMATION

Investment Objectives and Principal Strategies

TCW Funds, Inc	Investment Objectives	Principal Investment Strategies
TCW Dividend Focused Fund	High level of dividend income	Invests at least 80% of the value of its net assets in equity securities of issuers which pay dividends.
TCW Equities Fund	Long-term capital appreciation	Invests in equity securities of large capitalization companies trading below their intrinsic value.
TCW Opportunity Fund	Capital appreciation	Invests in equity securities of small capitalization companies.
TCW Select Equities Fund	Long-term capital appreciation	Invests in common stock of large capitalization companies.
TCW Value Added Fund	Long-term capital appreciation	Invests in equity securities issued by small cap value companies.
TCW Value Opportunities Fund	Long-term capital appreciation	Invests in equity securities issued by midcap value companies.

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Funds would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

The Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Advisor makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you—and the more you can lose. Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of individual Fund shares will vary as each Fund’s portfolio securities increase or decrease in value. Therefore, the value of an investment in a Fund could go down as well as up. All investments are subject to:

•	MARKET RISK

There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

•	SECURITIES SELECTION RISK

There is the possibility that the specific securities held in a Fund’s portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager’s choice of securities.

•	PRICE VOLATILITY

There is the possibility that the value of a Fund’s portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. The Opportunity, Value Added and Value Opportunities Funds are subject to greater price volatility than other funds because they invest primarily in securities of small and medium sized companies.

•	SMALL AND MEDIUM CAPITALIZATION COMPANY RISK

A Fund such as the Opportunity, Value Added and Value Opportunities Funds that invests a portion of its assets in the equity securities of companies with small and medium market capitalizations is subject to certain risks. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of a fund’s assets.

•	PORTFOLIO MANAGEMENT RISK

There is the possibility that the strategies used by the Advisor and its securities selections will fail to produce the intended results.

Each Fund may also be subject (in varying degrees) to the following risks:

•	FOREIGN INVESTING RISK

There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. A Fund that invests a portion of its assets in foreign company securities may be subject to foreign investing risk. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a Fund may hold various foreign currencies, the value of the net assets of a Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

•	LIQUIDITY RISK

There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to a Fund. The Opportunity, Value Added and Value Opportunities Funds are subject to liquidity risk because they invest in securities of medium and small sized companies.

•	CREDIT RISK

There is the possibility that a Fund could lose money if an issuer is unable to meet its financial obligations such as payment of principal and/or interest on an instrument, or goes bankrupt.

Each Fund may be more susceptible to some of these risks than others, as noted in the description of each Fund. A more detailed explanation of these risks is presented under the “Risk Considerations of Investing” section at page 28.

Each of the Funds (except the Dividend Focused and Opportunity Funds) is non-diversified for Investment Company Act of 1940 (“1940 Act”) purposes, and may invest more than 5% of its total assets in the securities of any one issuer. Consequently, each Fund’s exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person; you may lose money by investing in a Fund. When you sell shares of a Fund, they could be worth more or less than what you paid for them.

Performance Summary

The tables below show each Fund’s annual and after-tax returns and its performance with respect to its Class K shares. The bar chart shows you how each Fund’s performance has varied from year to year. The second table compares the before and after-tax returns of each Fund over time to that of a broad-based securities market index for the period of time the Fund has been registered with the Securities and Exchange Commission as an investment company under the 1940 Act. Both tables assume reinvestment of dividends and distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of a Fund through a tax-deferred arrangement, such as an individual retirement account. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

As with all mutual funds, past performance, both before and after taxes, is not a prediction of future results.

Year by year total return (%)

as of December 31 each year

TCW Dividend Focused Fund

TCW Equities Fund

TCW Opportunity Fund

TCW Select Equities Fund

TCW Value Added Fund

TCW Value Opportunities Fund

Best and worst quarterly performance during this period

Fund	Performance
• Dividend Focused Fund
Quarter ended December 31, 2006	6.36% (Best)
Quarter ended June 30, 2006	0.25% (Worst)
• Equities Fund
Quarter ended June 30, 2003	17.82% (Best)
Quarter ended March 31, 2003	– 6.48% (Worst)
• Opportunity Fund
Quarter ended June 30, 2003	23.82% (Best)
Quarter ended June 30, 2006	– 7.32% (Worst)
• Select Equities Fund
Quarter ended June 30, 2003	19.98% (Best)
Quarter ended June 30, 2002	– 21.91% (Worst)
• Value Added Fund
Quarter ended June 30, 2003	28.13% (Best)
Quarter ended September 30, 2004	– 11.15% (Worst)
• Value Opportunities Fund
Quarter ended June 30, 2003	22.05% (Best)
Quarter ended September 30, 2004	– 9.05% (Worst)

Average Annual Total Return as of December 31, 2006	1 year	5 year	Since Inception/ Registration
• Dividend Focused Fund
Return Before Taxes	17.18%	N/A	17.18%
Return After Taxes on Distributions	17.18%	N/A	17.18%
Return After Taxes on Distributions and Sale of Fund Shares	11.17%	N/A	11.17%

Russell 1000 Value Index(1)	22.25%	N/A	22.25%
• Equities Fund
Return Before Taxes	14.97%	N/A	16.28%
Return After Taxes on Distributions	14.97%	N/A	16.28%
Return After Taxes on Distributions and Sale of Fund Shares	9.73%	N/A	14.27%

S & P 500 Index(2)	15.79%	N/A	18.03%

* Represents 10 year performance

(1) The Russell 1000 Value Index measures the performance of 1,000 of the 3,000 largest US-domiciled companies (based on total market capitalization) with lower-to-book ratios and lower forecasted growth rate.

(2) The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Average Annual Total Return as of December 31, 2006	1 year	5 year	Since Inception/ Registration
• Opportunity Fund
Return Before Taxes	10.80%	N/A	17.86%
Return After Taxes on Distributions	9.81%	N/A	17.14%
Return After Taxes on Distributions and Sale of Fund Shares	8.12%	N/A	15.60%

Russell 2000 Index(3)	18.37%	N/A	21.07%
• Select Equities Fund
Return Before Taxes	– 5.82%	2.67%	1.60%
Return After Taxes on Distributions	– 5.95%	2.64%	1.57%
Return After Taxes on Distributions and Sale of Fund Shares	– 3.62%	2.28%	1.36%

Russell 1000 Growth Index(4)	9.07%	2.69%	1.45%
• Value Added Fund
Return Before Taxes	15.31%	N/A	19.24%
Return After Taxes on Distributions	15.31%	N/A	19.24%
Return After Taxes on Distributions and Sale of Fund Shares	9.95%	N/A	16.94%

Russell 2000 Value Index(5)	23.48%	N/A	23.21%
• Value Opportunities Fund
Return Before Taxes	12.06%	N/A	18.73%
Return After Taxes on Distributions	10.28%	N/A	17.79%
Return After Taxes on Distributions and Sale of Fund Shares	9.51%	N/A	16.23%

Russell Midcap Value Index(6)	20.22%	N/A	23.38%

(3) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, with an average market capitalization of approximately $580 million.

(4) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Russell Midcap Value Index is a market capitalization-weighted index of medium-capitalization value-oriented stocks of U.S. companies.

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class K shares of the Fund have no sales charge (load), but are subject to Rule 12b-1 distribution fees and an administrative services fee.

FEE TABLE

		Dividend Focused		Equities		Opportunity		Select Equities		Value Added		Value Opportunities
Shareholder Transaction Fees
1)	Redemption Fees	None		None		None		None		None		None
2)	Exchange Fees	None		None		None		None		None		None
3)	Contingent Deferred Sales Load	None		None		None		None		None		None
4)	Sales Load on Reinvested Dividends	None		None		None		None		None		None
5)	Sales Load on Purchases	None		None		None		None		None		None

Annual Fund Operating Expenses
	Management Fees	0.75%		0.55%		0.90%		0.75%		1.00%		0.80%
	Distribution (12b-1) Fees	0.25%		0.25%		0.25%		0.25%		0.25%		0.25%
	Administrative Services Fee	0.50%		0.50%		0.50%		0.50%		0.50%		0.50%
	Other Expenses	15,663.55%		7,553.41%		0.77%		1.48%		5,361.57%		0.42%
	Total Annual Fund Operating Expenses	15,665.05%	(1)	7,554.91%	(2)	2.42%	(3)	2.98%	(4)	5,363.32%	(5)	1.97%	(6)
	Fee Waiver/Expense Reimbursement	15,663.45%		7,553.28%		0.65%		1.27%		5,301.51%		0.26%
	Net Expenses	1.60%	(1)	1.63%	(2)	1.77%	(3)	1.71%	(4)	1.81%	(5)	1.71%	(6)

(1) The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses of the Fund to an amount not to exceed the trailing monthly expense ratio as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2006, the Fund’s Annual Operating Expenses were 1.60% of Net Assets as a result of the expense limitation.

(2) The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses of the Fund to an amount not to exceed the trailing monthly expense ratio as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2006, the Fund’s Annual Operating Expenses were 1.63% of Net Assets as a result of the expense limitation.

(3) The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses of the Fund to an amount not to exceed the trailing monthly expense ratio as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2006, the Fund’s Annual Operating Expenses were 1.77% of Net Assets as a result of the expense limitation.

(4) The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses of the Fund to an amount not to exceed the trailing monthly expense ratio as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2006, the Fund’s Annual Operating Expenses were 1.71% of Net Assets as a result of the expense limitation.

(5) The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses of the Fund to an amount not to exceed the trailing monthly expense ratio as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2006, the Fund’s Annual Operating Expenses were 1.81% of Net Assets as a result of the expense limitation.

(6) The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses of the Fund to an amount not to exceed the trailing monthly expense ratio as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2006, the Fund’s Annual Operating Expenses were 1.71% of Net Assets as a result of the expense limitation.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

	1 Year	3 Years	5 Years	10 Years
Dividend Focused*	$10,000	N/A	N/A	N/A
Equities*	10,000	N/A	N/A	N/A
Opportunity	245	$755	$1,291	$2,756
Select Equities	301	921	1,567	3,299
Value Added*	10,000	N/A	N/A	N/A
Value Opportunities	200	618	1,062	2,296

* Based on each Fund’s net expenses after reimbursement, the Expense Example would be:

	1 Year	3 Years	5 Years	10 Years
Dividend Focused	$163	$505	$871	$1,900
Equities	166	514	887	1,933
Value Added	184	569	980	2,127

TCW Dividend Focused Fund

Investment Objectives/Approach

The Fund seeks to realize a high level of dividend income consistent with prudent investment management. Capital appreciation is a secondary objective. To pursue this goal, the Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities of companies that have a record of paying dividends.

Concepts to understand

Value Companies are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in prices.

The Advisor analyzes economic and market conditions and identifies securities that make the best investments in the pursuit of the Fund’s investment objectives. In selecting the investments, the Advisor considers factors which may include one or more of the following:

•	the company’s current valuation

•	market capitalization

•	price/earnings ratio

•	current dividend yield

•	the company’s potential for a strong positive cash flow and future dividend growth.

The Fund will generally invest in equity securities which include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common stock and preferred stock such as bonds and debentures; American Depository Receipts (ADRs); and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

The Fund may invest some of its assets on covered call options. A covered call option is any agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price within a certain time period regardless of market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of the underlying fundamentals, the immediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity.

Diane E. Jaffee is the Fund’s portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. The Fund’s returns may vary, and you could lose money. This Fund may be less susceptible to price volatility because it invests in the securities of large companies. This is especially true during periods of economic uncertainty or during economic downturns. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

This Fund may be subject to “investment style risk”. The Advisor primarily uses a particular style or set of styles – in this case “value” styles – to select investments for the Fund. These styles may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share prices.

TCW Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics. The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value its net assets (plus amounts borrowed for investment purposes) in publicly traded equity securities of companies with a market capitalization of greater than $3 billion at the time of purchase. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. The Fund will invest in companies trading below their intrinsic value in the opinion of the Advisor.

Concepts to understand

Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

Intrinsic Value represents a company’s long-term value. Because of a stock can remain below its intrinsic value for years, investors often look for factors that could trigger a rise in price.

In managing the Fund’s investments, the Advisor seeks to invest in attractively valued equity securities of companies where the return on invested capital is improving. The Advisor utilizes bottom-up fundamental research to identify these companies. The Advisor performs fundamental research by using techniques such as:

•	making company visits

•	financial screening to identify companies

•	maintaining a disciplined approach to stock selection and portfolio construction

The Advisor will use both quantitative and qualitative screening criteria to supplement the scope of fundamental research.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity.

Thomas K. McKissick and N. John Snider are the Fund’s portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility,” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. The Fund’s returns may vary, and you could lose money. This Fund may be less susceptible to price volatility than funds that invest in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

TCW Opportunity Fund

Investment Objectives/Approach

The Fund seeks capital appreciation. Current income is incidental.

To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by companies with market capitalizations, at the time of acquisition, of $2 billion or less. The Fund may invest in up to 10% of its assets in securities of similar foreign companies or in American Depository Receipts of such companies. The Fund may also write covered call options.

Concepts to understand

Small-Sized Companies. The Fund seeks long term capital appreciation by focusing on small, fast-growing companies that offer cutting-edge products, services or technologies. Because these companies are often in their early stages of development, their stocks tend to fluctuate more than most other securities.

In managing the Fund’s investments, the Advisor tries to identify those companies that have fallen out of favor and whose stock is selling below what the Advisor believes is its real value. The Advisor looks for those stocks with a potential catalyst such as new products, technologies, or management that will trigger an increase in their value. The Advisor analyzes each candidate’s fundamental strength, looking for companies with well positioned product lines and experienced management with equity ownership. In the course of this analysis, the Advisor often discovers that many individual stocks in a particular industry or market sector offer attractive investment opportunities. The Advisor’s analysis finds that frequently the market undervalues entire industries and sectors, offering a cluster of candidates that meet the investment criteria. As a result, the Advisor may concentrate the Fund’s investments in a number of industries that the Advisor’s analysis has revealed as poised for growth.

The Fund will generally invest in equity securities which include common and preferred stock; rights or warrants to purchase common or preferred stock, securities convertible into common or preferred stocks such as convertible bonds and debentures; American Depository

Receipts (ADRs); and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

The Fund may invest some its assets in covered call options. A call option is an agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price regardless of the market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor, or the Advisor determines to take advantage of a better invest opportunity.

Diane E. Jaffee is the Fund’s portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility,” “liquidity risk”, “foreign investing risk” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large or midcap companies. The Fund’s returns may vary, and you could lose money. Liquidity risk refers to the possibility that the Fund may lose money or be presented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

•	lack of political or economic stability

•	foreign controls on investment and currency exchange rates

•	withholding taxes

•	a lack of adequate company information

In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance that you could lost money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value overshort or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

The Fund may also be subject to “investment style risk.” The Advisor primarily uses a particular style or set of styles—in this case “value” styles—to select investments for the Fund. Those styles may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

TCW Select Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. Performance should be measured over a full market cycle.

Concepts to understand

Large capitalization companies are established companies that are considered known quantities. Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

To pursue this goal, the Fund invests primarily in the common stocks of larger companies. The investment philosophy underlying our strategy is a highly focused approach which seeks to achieve superior long-term returns by owning shares in companies that are believed to have strong and enduring business models and inherent advantages over their competitors. Except when maintaining a temporary defensive position, the Fund anticipates that at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) will be invested in equity securities of these companies. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of this change. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, in the Advisor’s opinion the security becomes fully valued, the intermediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity.

The Fund may invest some assets in options, futures and foreign currency futures and forward contracts. These practices are used primarily to hedge the

Fund’s portfolio but may be used to attempt to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

Craig C. Blum and Stephen A. Burlingame are the Fund’s portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. Because the Fund will generally only hold between 25 and 40 equity securities of different issuers, it may include large concentrations in certain sectors of the economy. As a result, the Fund may be subject to wider fluctuations in value than would be the case if it was subject to broader diversification requirements. The Fund’s returns may vary, and you could lose money. The Fund may be less susceptible to price volatility than funds that primarily invest in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value or short and extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

The Fund may also be subject to “investment style risk.” The Advisor primarily uses a particular style or set of styles—in this case “growth” styles—to select investments for the Fund. Those styles may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

TCW Value Added Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets (plus amounts borrowed for investment purposes) in equity securities issued by value companies with market capitalizations, at the time of acquisition, within the range of the companies comprising the Standard & Poor’s Small Cap 600 Index. As of December 31, 2006, the market capitalization of companies included in the Standard & Poor’s 600 Index was between $66 million and $3.7 billion. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics.

Concepts to understand

Undervalued Assets: When a company’s securities are selling below probable liquidation values, net working capital or tangible book value.

Undervalued Growth Potential: When a company has a strong potential growth rate and a strong balance sheet but has securities selling at a market multiple (based on normalized earnings) and/or a price earnings multiple at a discount to its peer group of companies.

Turnaround Situation: When a company has a sound balance sheet but has securities that are selling at a significant market discount to the Advisor’s estimate of the company’s 24 month sustainable earnings.

Emerging Growth Company: When a company has the potential for a significant annual growth rate, a proprietary product and/or pre-eminent market position, with a price/earnings multiple of generally not more than half the expected growth rate.

In managing the Fund’s investments, the Advisor generally looks to invest the Fund’s assets in the equity securities of companies that are in one or more of the following situations:

•	have undervalued assets or undervalued growth potential

•	are in a turnaround situation

•	are emerging growth companies

The Advisor performs fundamental analysis on each company. This includes a review of available financial and other business information, company visits and/or management interviews.

Investments will be sold for reasons such as when it is judged by the Advisor that a company will not achieve anticipated results, a position becomes larger than a predetermined percentage of the portfolio or when the investment becomes fully valued.

Nicholas F. Galluccio and Susan I. Suvall are the Fund’s portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this fund are “price volatility risk,” “liquidity risk” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. The Fund’s returns may vary, and you could lose money. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value or short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

The Fund may also be subject to “investment style risk.” The Advisor primarily uses a particular style or set of styles—in this case “value” styles—to select investments for the Fund. Those styles may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

TCW Value Opportunities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets in equity securities of companies with market capitalizations, at time of acquisition, within the capitalization range of the companies comprising the Russell Midcap Value Index. As of December 31, 2006, the market capitalization of companies included in the Russell MidCap Value Index was between $1.3 billion and $19.2 billion. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics.

Concepts to understand

Undervalued Assets: When a company’s securities are selling below probable liquidation values, net working capital or tangible book value.

Undervalued Growth Potential: When a company has a strong potential growth rate and a strong balance sheet but has securities selling at less than a market multiple (based on normalized earnings) and/or a price earnings multiple at a discount to its peer group of companies.

Turnaround Situation: When a company has a sound balance sheet but has securities that are selling at a significant market discount to the Advisor’s estimate of the company’s 24 month sustainable earnings.

In managing the Fund’s investments, the Advisor generally looks to invest the Fund’s assets in the equity securities of companies that are in one or more of the following situations:

•	have undervalued assets

•	have undervalued growth potential

•	are in a turnaround situation

The Advisor also utilizes fundamental analysis on each company. This includes a review of available financial information, company visits and management interviews.

Investments will be sold for reasons such as when it is judged by the Advisor that a company will not achieve anticipated results, a position becomes larger than a predetermined percentage of the portfolio or when the investment becomes fully valued.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

Nicholas F. Galluccio and Susan I. Suvall are the Fund’s portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility,” “liquidity risk” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. The Fund’s returns may vary and you could lose money. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small and mid-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

The Fund may also be subject to “investment style risk.” The Advisor primarily uses a particular style or set of styles—in this case “value” styles—to select investments for the Fund. Those styles may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

Risk Considerations of Investing

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume in foreign markets can also affect price and liquidity.

General Investment Risk

Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of the Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. This is also true for investments in debt securities. High credit quality investments also react in value to interest rate changes.

Prices of most securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur a loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

The Advisor may temporarily invest up to 100% of a Fund’s assets in high quality short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. These risks are more pronounced in emerging market countries.

Foreign Investing

Investing in foreign securities involves risks in addition to the risks associated with domestic securities. An additional risk is currency risk. While the price of the Fund’s shares is quoted in U.S. dollars, a Fund generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the dollar, the U.S. dollar value of the foreign currency will decrease.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund’s portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, certain of the Funds are authorized to enter into certain foreign currency futures and forward contracts. However, a Fund is not obligated to do so and, depending on the availability and cost of these techniques, the Fund may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. In addition, there is no assurance that such techniques will be used successfully, and the Funds could lose money through the use of such techniques. Please see the Statement of Additional Information for further information.

The forward currency market for the purchase or sale of U.S. dollars in most countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly in regards to forward contracts for local Latin American currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds hold securities denominated in a currency that suffers a devaluation, the Funds’ net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

Small and Medium Capitalization Company Risk

Funds such as the Opportunity, Value Added and Value Opportunities Funds that invest a portion of their assets in the equity securities of companies with small and medium capitalizations are subject to certain risks. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of a Fund’s assets.

Credit Risk

Credit Risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on a security. Because convertible securities may be rated below investment grade, they are subject to greater credit risk.

The Funds may invest in convertible securities rated below investment grade. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as “junk.” These securities are regarded as bonds which are predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of the Fund’s investment objective will be more dependent on the Advisor’s analysis than would be the case if the Fund was investment in higher quality debt securities. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade debt securities. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade securities. This potential lack of liquidity may make it more difficult for a Fund to accurately value certain portfolio securities.

Non-Diversified Status

Because a relatively higher percentage of the Funds’ assets may be invested in the securities of a limited number of issuers, a Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

The Funds are, except the Dividend Focused and Opportunity Funds, non-diversified for 1940 Act purposes and as such may invest a larger percentage of their assets in individual issuers than a diversified investment company. In this regard, the Funds are not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent a Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Fund’s investments will be limited so as to qualify for the special tax treatment afforded “regulated investment companies” under the Internal Revenue Code of 1986, as amended.

Securities Lending Risk

Each Fund may lend portfolio securities with a value up to 25% of a Fund’s total assets, including collateral received for securities lent. If a Fund lends securities, there is a risk that the securities will not be available to the fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of secured credit, there is the risk of possible delay in receiving additional colateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Management of the Funds

Investment Advisor

The Funds’ investment Advisor is TCW Investment Management Company (the “Advisor”) and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 2006, the Advisor and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $145 billion under management or committed to management.

Portfolio Manager

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person’s business experience during the past five years:

Portfolio Manager	Business Experience During Last Five Years*
Dividend Focused Fund
Diane E. Jaffee	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.

Equities Fund
Thomas K. McKissick	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
N. John Snider	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.

Opportunity Fund
Diane E. Jaffee	See above.

Select Equities Fund
Craig C. Blum	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
Stephen A. Burlingame	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.

Value Added Fund
Nicholas F. Galluccio	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
Susan I. Suvall	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.

Value Opportunities Fund
Nicholas F. Galluccio	See above.
Susan I. Suvall	See above.

* Positions with the TCW Group, Inc. and its affiliates may have changed over time.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ investment in each Fund they manage, a description of their compensation structure and information regarding the accounts they manage.

Advisory Agreement

The Funds and the Advisor have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which each Fund has employed the Advisor to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds’ business affairs, subject to control by the Board of Directors. Under the Advisory Agreement, the Funds pay to the Advisor as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

Fund	Annual Management Fee (As Percent of Average Net Assets)
Dividend Focused	0.75%
Equities Value	0.55%
Opportunity	0.90%
Select Equities	0.75%
Value Added	1.00%
Value Opportunities	0.80%

A discussion regarding the basis for the Board of Directors approval of the Advisory Agreement of the Funds is contained in the Funds annual report to the Shareholders for the twelve months ended October 31, 2006.

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its duties under the agreement.

The Advisor also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokers, administrators, and other financial intermediaries, to compensate or reimburse such parties for administrative and shareholder services provided to the Funds and its shareholders. The amount of these payments is determined from time to time by the Advisor and may differ for different financial intermediaries. These payments are in addition to any fees that may be paid by the Funds for these types of and other services. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no compensation were paid.

Multiple Class Structure

Certain of the TCW Funds currently offer three classes of shares: Class I shares, Class N (or Investor Class) shares and Class K (or Advisor Class) shares. Each of the Funds contained in this Prospectus offer I Class and N Class shares. Shares of each class of the Funds represent an equal pro rata interest in that Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Class I and Class N shares are offered by separate prospectuses at the current net asset value. The Class N and Class K shares are subject to fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Funds compensate the Funds’ distributor for distribution and related services at a rate equal to 0.25% of the average daily net assets of that Fund attributable to its Class N and Class K shares. Because these fees are paid out of the Funds’ Class K assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Because the expenses of each class may differ, the performance of each class is expected to differ.

The Class K shares are also subject to an administrative services fee. TCW Brokerage Services (“Distributor”) the Funds’ distributor, receives an administrative services fee at an annual rate of up to 0.50% of the average daily net assets of each Fund for procuring recordkeeping, subaccounting and other administrative services to investors of the Fund. The Distributor expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial Advisors and other financial intermediaries for providing these services to their customers.

YOUR INVESTMENT

Account Policies and Services

Investors in the Class K (or Advisor Class) may not purchase or sell (redeem) shares directly with the Funds. Shares may only be purchased or sold through retirement plans, brokers, bank trust departments, financial Advisors or other financial intermediaries. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or sell shares. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Buying shares

Purchases of Class K (or Advisor Class) shares may be made only through retirement plans, brokers, bank trust departments, financial Advisors or similar financial intermediaries. Certain designated organizations are authorized to receive purchase orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Funds when authorized organizations, their agents or affiliates receive the order.

You pay no sales charges to invest in the Funds. Your price for the Funds’ shares is each Fund’s net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by a Fund. Orders received by the Funds’ transfer agent from retirement plans, brokers, bank trust departments, financial advisors or other financial intermediaries (“financial intermediaries”) after the NAV for the day is determined, will receive that same day’s NAV if the orders were received by the financial intermediaries from their customers prior to 4:00 p.m. (or the time trading closes on the NYSE, whichever is earlier). If you place an order for the purchase of shares through a financial intermediary, the purchase will be based on the NAV next determined, but only if the financial intermediary receives the order by the daily cut-off (usually 4:00 p.m. Eastern time on days the NYSE is open for trading). Your financial intermediary is responsible for transmitting such orders promptly. A Fund’s investments for which market quotations are readily available are valued based on market value. A Fund may use the fair value of a security as determined in accordance with procedures adopted by the Board of Directors if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before a Fund values its assets would materially affect net asset value. Such situations are particularly relevant for Funds that hold securities that trade primarily in overseas markets. A security that is fair valued may be valued at a higher price or lower price than actual market quotations or value determined by other funds using their own fair valuation procedures. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that a Fund could obtain if it were to sell the security.

Selling shares

You may sell Class K (or Advisor Class) shares only through financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Do not contact the Funds or their transfer agent.

Your shares will be sold at the next NAV calculated after your order is accepted by the Funds’ transfer agent. Any certificates representing a Fund’s shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Shares of the Funds may be sold on any business day. Sales are processed at the next NAV calculated after the order is accepted by the Funds’ transfer agent from financial intermediaries after the NAV for the day is determined, will receive that same day’s NAV if the orders were received by the financial intermediaries from their customers prior to 4:00 p.m. (or the time trading closes on the NYSE) and were transmitted to and received by the transfer agent. Proceeds from the sale will normally be wired the business day following receipt of the sale order, but in no event later than seven days after receipt of such order.

Before selling recently purchased shares, please note that if a Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days or until payment is collected, whichever is earlier.

Exchange privilege

You can exchange from one Class K Fund into another. Be sure to read the current prospectus for any Fund into which you are exchanging.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Household mailings

Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the Funds. You may also receive proxy statements for a Fund. In order to reduce the volume of mail you receive, when possible, be sent to shareholders that are part of the same family and share the same residential address.

Trading Limits

The Funds are not intended to serve as vehicles for frequent trading activity because such trading may disrupt management of the Funds. In additions, such trading activity can increase expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Funds’ performance.

Accordingly, the Board has adopted the following policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders. Each Fund reserves the right to refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading. Further, in order to prevent excessive trading activity, the Funds limit the number of “round trip” transactions that a shareholder may make. A shareholder makes a round trip by purchasing shares of a particular Fund (through either a purchase or exchange from another Fund) and subsequently selling shares of that Fund (through either a redemption or an exchange into another Fund). The Funds reserve the right to refuse any exchange into or purchase order for a Fund from any shareholder upon completion of four round trips with respect to that Fund in a calendar year. Shareholders who exceed these limits are still permitted to redeem their shares. In addition, exchanges and redemptions out of a Fund are not permitted within a 15 day period from the last purchase or exchange into the same Fund. Exceptions to these trading limits may only be made upon approval of the Advisor’s Vice President of Fund Operations, and such exceptions are reported to the Board of Directors on a quarterly basis.

Large Redemption Amounts

Each Fund also reserves the right to make a “redemption in kind”—payment in portfolio securities rather than cash—if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of a Fund’s assets).

These restrictions do not apply to certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts (except to the extent noted in the next paragraph) maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraph have been applied to the Advisor’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Funds’ systematic investment or withdrawal program.

In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. The Funds’ ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity.

In addition, each Fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules.

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of very large redemptions, excessive trading or during unusual market conditions).

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends from the net investment income of each Fund will be declared and paid annually except for the Dividend Focused Fund, which will declare and pay dividends quarterly. The Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the same Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. More information about these rules is provided in the Statement of Additional Information.

In any fiscal year in which a Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash—unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 28% (or current rate) of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Funds. Please see the Statement of Additional Information and your tax Advisor for further information.

Disclosure of Portfolio Information

The Funds’ Board of Directors has adopted a policy designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, whereby information is only available under three basic circumstances which are described in greater detail below: (i) on a uniform basis to shareholders and members of the public through a toll free number and on the TCW website; (ii) to certain financial analysts and rating agencies pursuant to confidentiality agreements; and (ii) to certain third parties as necessary to provide services for the Funds’ ongoing operations. The adequacy and implementation of this policy is subject to the oversight and annual review of the Board of Directors pursuant to SEC rules.

It is the policy of the Funds to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end (the “Portfolio Holdings”) to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter). There complete holdings lists are not contained on the Fund’s website. Top Ten quarter-end holdings lists for each U.S. and international equity fund and the High Yield Bond Fund are posted on the Funds’ website at www.tcw.com.

Shareholders and others who wish to obtain Portfolio Holdings for a particular month may make a request by contacting the Funds between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, toll free at (877) 829-4768 beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for Portfolio Holdings may be made on a monthly basis pursuant to this procedure, or standing requests for Portfolio Holdings may be accepted.

Persons making requests will be asked to provide their name and a mailing address, e-mail address or fax number. The Funds reserve the right to refuse to fulfill a request if they believe that providing Portfolio Holdings would be contrary to the best interests of the Funds. Such decisions are made by personnel of the Advisor of the title of Senior Vice President or higher.

In addition to the policy stated above, the Funds may disclose Portfolio Holdings at other times to analysts or ratings agencies. Personnel of the Advisor of a title of Senior Vice President or higher are permitted to release of the Fund’s portfolio holdings, as necessary, in conformity with the Procedures. The disclosure of Portfolio Holdings in this context is conditioned on the recipient agreeing to treat such Portfolio Holdings as confidential (provided that analysts and rating agencies may publish portfolio positions upon the consent of personnel of the Advisor of the title of Senior Vice President or higher, under circumstances where such personnel determine that such information is publicly available through the Funds’ website or by other means, or will become publicly available through such publication), and to not allow the Portfolio Holdings to be used by it or its employees in connection with the purchase or sale of shares of the relevant Funds. In addition, Portfolio Holdings are provided or otherwise available to third-party service providers of the Funds, including the Funds’ custodian, pricing services, broker-dealers to facilitate trading and administrator, as necessary for the provision of services to the Funds. No compensation is received by the Funds or the Advisor in connection with the disclosure of portfolio holdings information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class K Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Dividend Focused Fund

January 3, 2006 (Commencement of Offering of K Class Shares) through October 31, 2006
Net Asset Value per Share, Beginning of Period	$11.70

Income from Investment Operations:
Net Investment Income(5)	0.21
Net Realized and Unrealized Gain on Investments	1.45

Total from Investment Operations	1.66

Net Asset Value per Share, End of Period	$13.36

Total Return	15.07%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$—(4)
Ratio of Expenses to Average Net Assets	1.60%(2)(3)
Ratio of Net Investment to Average Net Assets	2.02%(2)
Portfolio Turnover Rate	25.14%(6)

(1) For the period January 3, 2006 (Commencement of Offering of K Class Shares) through October 31, 2006 and not indicative of a full year’s operating results.

(2) Annualized

(3) The Advisor paid the operating expenses of the Fund to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses as a percentage of the average net assets would have been 15,665.05% for the period January 3, 2006 (Commencement of Offering of K Class Shares) through October 31, 2006

(4) Amount rounds to less than $1 (in thousands)

(5) Computed using average shares outstanding throughout the period.

(6) Represents the Fund’s turnover for the year ended October 31, 2006

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class K shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Equities Fund

	Year Ended October 31,			November 1, 2002 (Commencement of Offering of K Class Shares) through October 31,
	2006	2005	2004	2003
Net Asset Value per Share, Beginning of Period	$15.19	$13.70	$12.09	$9.75

Income (Loss) from Investment Operations:
Net Investment (Loss)(1)	0.13	0.10	0.10	(0.03)
Net Realized and Unrealized Gain on Investments	2.31	1.39	1.51	2.37

Total from Investment Operations	2.44	1.49	1.61	2.34

Net Asset Value per Share, End of Period	$17.63	$15.19	$13.70	$12.09

Total Return	16.06%	10.79%	13.32%	24.00%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)(2)	$—	$—	$—	$—
Ratio of Expenses to Average Net Assets(3)	1.63%	1.67%	1.42%	1.40%
Ratio of Net Investment (Loss) to Average Net Assets	0.78%	0.66%	0.76%	(0.24)%
Portfolio Turnover Rate	30.87%	32.31%	49.31%	60.52%

(1) Computed using average shares throughout the period.

(2) Amount rounds to less than $1 (in thousands).

(3) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. plus 0.25% of the Fund/Class average daily net assets. The expense limitation is voluntary and terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of net assets, would have been 7,554.91%, 5,581.01% and 2,294.74% for the years ended October 31, 2006, 2005, 2004 and 2.19% for the period November 1, 2002 (Commencement of Offering of K Class Shares) through October 31, 2003.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class K shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Opportunity Fund

	Year Ended October 31,			November 1, 2002 (Commencement of Offering of K Class Shares) through October 31, 2003
	2006	2005	2004
Net Asset Value per Share, Beginning of Period	$13.64	$13.37	$12.00	$8.70

Income (Loss) from Investment Operations:
Net Investment (Loss)(1)	(0.10)	(0.11)	(0.02)	(0.04)
Net Realized and Unrealized Gain on Investments	2.29	1.30	1.39	3.34

Total from Investment Operations	2.19	1.19	1.37	3.30

Less Distributions:
Distributions from Net Realized Gain	(0.63)	(0.92)	—	—

Net Asset Value per Share, End of Period	$15.20	$13.64	$13.37	$12.00

Total Return	16.58%	8.85%	11.42%	37.93%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,278	$2,192	$80	$—(2)
Ratio of Expenses to Average Net Assets(3)	1.77%	1.89%	1.90%	1.35%
Ratio of Net Investment (Loss) to Average Net Assets	(0.67)%	(0.84)%	(0.18)%	(0.45)%
Portfolio Turnover Rate	48.81%	44.61%	51.62%	55.68%

(1) Computed using average shares throughout the period.

(2) Amount rounds to less than $1 (in thousands).

(3) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. plus 0.25% of the Fund/Class average daily net assets. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of net assets, would have been 2.42%, 3.24% and 1,300.23% for the years ended October 31, 2006, 2005, 2004 and 1.86% for the period November 1, 2002 (Commencement of Offering of K Class Shares) through October 31, 2003.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the K class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class K shares of the Fund commenced its offering on August 6, 2001). These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Select Equities Fund

	Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Period	$19.23	$17.76	$17.01	$11.73	$14.45

Income (Loss) from Investment Operations:
Net Investment (Loss)(1)	(0.24)	(0.27)	(0.24)	(0.05)	(0.07)
Net Realized and Unrealized (Loss) on Investments	(0.16)	1.74	0.99	5.33	(2.65)

Total from Investment Operations	(0.40)	1.47	0.75	5.28	(2.72)

Net Asset Value per Share, End of Period	$18.83	$19.23	$17.76	$17.01	$11.73

Total Return	(2.08)%	8.28%	4.41%	45.01%	(18.82)%

Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,793	$1,199	$54	$—(2)	$—(2)
Ratio of Expenses to Average Net Assets(3)	1.71%	1.75%	1.82%	1.62%	1.53%
Ratio of Net Investment (Loss) to Average Net Assets	(1.27)%	(1.45)%	(1.35)%	(0.38)%	(0.47)%
Portfolio Turnover Rate	38.65%	16.32%	14.41%	22.16%	3.31%

(1) Computed using average shares outstanding throughout the period.

(2) Amount rounds to less than $1 (in thousands).

(3) The Advisor has paid the operating expenses of the Fund to and amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. plus 0.25% of the Fund/Class average daily net assets. The expense limitation is voluntary and terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 2.98%, 4.70%, 602.14%, 11,965.87% and 9,126.31% for the years ended October 31, 2006, 2005, 2004, 2003 and 2002, respectively.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class K shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Value Added Fund

	Year Ended October 31,			November 1, 2002 (Commencement of Offering of K Class Shares) through October 31, 2003
	2006	2005	2004
Net Asset Value per Share, Beginning of Period	$14.33	$13.71	$13.80	$8.43

Income (Loss) from Investment Operations:
Net Investment (Loss)(1)	(0.61)	—	(0.12)	(0.12)
Net Realized and Unrealized Gain on Investments	3.22	0.62	0.03	5.49

Total from Investment Operations	2.61	0.62	(0.09)	5.37

Net Asset Value per Share, End of Period	$16.94	$14.33	$13.71	$13.80

Total Return	18.07%	4.52%	(0.65)%	63.70%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)(2)	$—	$—	$—	$—
Ratio of Expenses to Average Net Assets(3)	1.81%	1.87%	1.67%	1.64%
Ratio of Net Investment (Loss) to Average Net Assets	(3.77)%	—	(0.80)%	(1.19)%
Portfolio Turnover Rate	74.91%	62.76%	71.97%	67.67%

(1) Computed using average shares throughout the period.

(2) Amount rounds to less than $1 (in thousands).

(3) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. plus 0.25% of the Fund/Class average daily net assets. The expense limitation is voluntary and terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of net assets, would have been 5,363.32%, 4,166.09% and 1,816.03% for the years ended October 31, 2006, 2005 and 2004 and 2.59% for the period November 1, 2002 (Commencement of Offering of K Class Shares) through October 31, 2003.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class K shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Value Opportunities Fund

	Year Ended October 31,			November 1, 2002 (Commencement of Offering of K Class Shares) through October 31, 2003
	2006	2005	2004
Net Asset Value per Share, Beginning of Period	$21.96	$20.79	$19.27	$13.05

Income (Loss) from Investment Operations:
Net Investment (Loss)(1)	(0.09)	(0.13)	(0.17)	(0.02)
Net Realized and Unrealized Gain on Investments	3.72	1.60	1.69	6.24

Total from Investment Operations	3.63	1.47	1.52	6.22

Less Distributions:
Distributions from Net Realized Gain	(1.69)	(0.30)	—	—

Net Asset Value per Share, End of Period	$23.90	$21.96	$20.79	$19.27

Total Return	17.30%	7.01%	7.89%	47.66%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,001	$2,671	$470	$—(2)
Ratio of Expenses to Average Net Assets(3)	1.71%	1.75%	1.79%	1.54%
Ratio of Net Investment (Loss) to Average Net Assets	(0.41)%	(0.60)%	(0.85)%	(0.14)%
Portfolio Turnover Rate	73.48%	59.48%	46.33%	53.78%

(1) Computed using average shares throughout the period.

(2) Amount rounds to less than $1 (in thousands).

(3) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. plus 0.25% of the Fund/Class average daily net assets. The expense limitation is voluntary and terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of net assets, would have been 1.97%, 3.29% and 27.33% for the years ended October 31, 2006, 2005 and 2004 and 2.05% for the period November 1, 2002 (Commencement of Offering of K Class Shares) through October 31, 2003.

FOR MORE INFORMATION

For all shareholder account information such as transactions and account inquiries:

Contact your financial intermediary

For information regarding the TCW Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

On the Internet:

TCW FUNDS, INC.

www.tcw.com

You may visit the SEC’s web site at http://www.sec.gov to view text-only versions of the Funds filed with the SEC.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202-942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0609 or by electronic request at the following e-mail address: www.publicinfo@sec.gov.

TCW Funds, Inc.

More information on each Fund is available free upon request on the Internet at www.tcw.com, including the following:

Annual / Semi-Annual Report

Additional information about each Fund’s investments is in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus. The SAI can be reviewed and photocopied at the SEC’s Public Reference Room in Washington, D.C.

SEC file number: 811-7170

US Equity Funds

TCW Dividend Focused Fund

TCW Equities Fund

TCW Opportunity Fund

TCW Select Equities Fund

TCW Value Added Fund

TCW Value Opportunities Fund

More information on each Fund is available free upon request by calling (800) FUND-TCW (386-3829), or on the Internet at www.tcw.com, including the following:

Annual/Semi-Annual Report

Additional information about each Fund’s investments is in the Funds’ annual and semi-annual reports to the shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (Phone: 1-202-942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0609.

Text-only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov

TCW Funds, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800-FUND-TCW (800-386-3829)

advisors@tcw.com • www.tcw.com

SEC file number: 811 7170

FUNDkp207